FLEXIBLE PREMIUM VARIABLE ANNUITY - A

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated October 31, 2005

to the

Prospectus dated May 1, 2005

On or about November 1, 2005 (the “Merger Date”), the Select + Aggressive portfolio will merge into the Asset Allocation – Growth Portfolio; the Select + Conservative portfolio will merge into the Asset Allocation – Conservative Portfolio; and the Select + Growth & Income portfolio will merge into the Asset Allocation – Moderate Growth Portfolio. Concurrent therewith, we will change the name of the corresponding subaccounts to the Asset Allocation – Growth Portfolio – Initial Class subaccount, the Asset Allocation – Conservative Portfolio – Initial Class subaccount, and the Asset Allocation – Moderate Growth Portfolio – Initial Class subaccount (individually, each a “Subaccount,” and collectively, the “Subaccounts”).

Effective on the Merger Date, the Subaccounts will be closed to new investors. This means the Subaccounts will not be available to anyone who purchases a policy after the Merger Date. This also means that if you purchased a policy before the Merger Date, but did not have any policy value in a Subaccount on the Merger Date, then you cannot elect to invest in that Subaccount.

If you have policy value in a Subaccount on the Merger Date, you may do all of the following (subject to the terms and conditions contained in the Prospectus) as long as you maintain a balance in that Subaccount:

•	allocate additional premium payments to that Subaccount;

•	transfer into or out of that Subaccount;

•	withdraw amounts from that Subaccount; and

•	maintain your current investment in that Subaccount.

Please Note:

If at any time you transfer or withdraw all of your policy value from the Asset Allocation – Growth Portfolio – Initial Class subaccount, the Asset Allocation – Conservative Portfolio – Initial Class subaccount, or the Asset Allocation – Moderate Growth Portfolio – Initial Class subaccount, then you can no longer invest in that subaccount.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity - A dated May 1, 2005